Exhibit 10.1

DKM/bgh/C1490.00/gcah.78.11	February 3, 2011

Repsol YPF, S.A.

Paseo de la Castellana 278-280

28046 Madrid

Spain

Consent of Independent Petroleum Engineers

Ladies and Gentlemen:

Gaffney, Cline & Associates Inc. consents to the references to our firm included in Repsol YPF, S.A.’s annual report on Form 20-F for the year ended December 31, 2009 (the “Annual Report”), and to the inclusion of our reports dated January 28, 2011 as exhibits to Repsol YPF, S.A.’s annual report on Form 20-F/A for the year ended December 31, 2009.

Very truly yours,

GAFFNEY, CLINE & ASSOCIATES

        /s/ David K. Morgan

David K. Morgan

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